SECURITIES AND EXCHANGE COMMISSION

                Washington, D.C.  20549

                       FORM 8-K

                    CURRENT REPORT



         Pursuant to Section 13 or 15(d) of the
            Securities Exchange Act of 1934

         Date of Report (Date of earliest event
              reported):  January 22, 1999



                  SHOPKO STORES, INC.
(Exact name of registrant as specified in its charter)


     Wisconsin            1-10876            41-0985054
  (State or other       (Commission        (IRS Employer
  jurisdiction of       File Number)       Identification
   incorporation)                               No.)


         700 Pilgrim Way
          Green Bay, Wisconsin                 54304
  (Address of principal executive offices)   (Zip Code)

Registrant's telephone number, including area code:  (920) 429-2211

Item 5.  Other Events.

     On January 22, 1999, Dale P. Kramer, chairman, president and chief executive officer of ShopKo Stores, Inc. ("ShopKo"), announced his intention to retire as president and chief executive officer of ShopKo, effective March 12, 1999. Mr. Kramer will remain as the non-executive chairman of ShopKo's board of directors and will also serve in an advisory capacity.
William J. Podany, ShopKo's chief operating officer and president of its retail division, will succeed Mr.
Kramer as ShopKo's president and chief executive officer.

     On February 4, 1999, ShopKo and its wholly-owned subsidiary, ProVantage Health Services, Inc.
("ProVantage"), announced that a registration statement for the initial public offering of ProVantage, through the sale of primary shares of ProVantage, had been filed with the Securities and Exchange Commission.
ShopKo will receive a significant portion of the proceeds from the offering and is considering various strategic and financial alternatives for their use.
The proceeds of the offering retained by ProVantage will be used for working capital, capital expenditures and other general corporate purposes. Subsequent to the offering, ShopKo will continue to own a majority of ProVantage.

     On February 8, 1999, ShopKo announced that its
Board of Directors had authorized ShopKo to repurchase its Senior Notes from time to time in the open market and through privately negotiated transactions. Any purchases would depend on price, market conditions and other factors. ShopKo is continuing to evaluate alternatives for the refinancing of the Senior Notes.

     The foregoing descriptions of the press releases are qualified in their entirety by the complete text of the press releases which are attached as exhibits to this Form 8-K and which are incorporated herein by reference.

     This Form 8-K and the attachments hereto contain forward-looking statements within the meaning of the safe harbor provisions of the Private Securities
Litigation Reform Act of 1995. Such forward looking statements are based upon management's assumptions and beliefs in light of information currently available to it and are subject to important factors which could cause ShopKo's actual results to differ materially from those anticipated in such forward-looking statements.
These factors include those referenced in ShopKo's
Annual Report on Form 10-K or as may be described from time to time in ShopKo's subsequent SEC filings.

     Item 7.  Financial Statements and Exhibits.

(c)  Exhibits

     Exhibit Number  Description

     99.1            Press Release dated January 22, 1999
     99.2            Press Release dated February 4, 1999
     99.3            Press Release dated February 8, 1999

                      SIGNATURES

     Pursuant to the requirements of the Securities
Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  February 9, 1999        SHOPKO STORES, INC.



                                By: /s/ Richard D. Schepp
                                --------------------------
                                Richard D. Schepp
                                Senior Vice President,
                                General Counsel and
                                Secretary

                     EXHIBIT INDEX

Exhibit No.   Description

99.1          Press Release dated January 22, 1999
99.2          Press Release dated February 4, 1999
99.3          Press Release dated February 8, 1999